SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  February 3, 1997

Exact name of Registrant
 as specified in its charter:  The Diana Corporation

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  1-5486

I.R.S. Employer Identification Number:  36-2448698

Address of Principal Executive Office:  26025 Mureau Road
                                        Calabasas, CA  91302

Registrant's Telephone Number, Including Area Code:  (818) 878-7711

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 20, 1996, the Board of Directors of the Company approved a restructuring plan to separate its central office voice and data switching equipment business (the "Sattel Business") from the following businesses:

           Segment                         Company

Telecommunications equipment
 distribution................ C&L Communications, Inc. (C&L)
Voice and data network
 installation and service.... Valley Communications, Inc. (Valley)
Wholesale distribution of
 meat and seafood............ Entree Corporation (Entree)
                              Atlanta Provision Company, Inc. (APC)

     APC is a wholly-owned subsidiary of Entree and is Entree's sole operating company. Valley is an 80%-owned subsidiary of C&L.

       The restructuring plan provided for a spin-off of the non-Sattel businesses, through a special dividend to the Company's shareholders. Consequently, the Company reported the results of operations of the telecommunications equipment distribution segment, the voice and data network installation and service segment and the wholesale distribution of meat and seafood segment separately as discontinued operations in the second quarter financial statements. Subsequently, the Company received a purchase offer for a majority of the assets of APC. On February 3, 1997, the Board of Directors of the Company approved the sale of a majority of the assets of APC to Colorado Boxed Beef Company ("Colorado"). The sale closed on February 3, 1997.

       Colorado purchased the following assets of APC for $13.5 million: receivables, inventories, machinery and equipment, furniture and fixtures, and certain other current assets. Colorado made a cash payment to APC of $6.9 million of which $712,000 is restricted pursuant to the terms of the Asset Purchase Agreement. Colorado also assumed accounts payable and accrued liabilities of APC of $6.6 million. APC repaid $5.8 million to its lender to extinguish all obligations under its revolving line of credit.

       APC retained real estate with a net book value of $2.6 million at February 1, 1997. The real estate is collateral for two mortgage notes that amount to $794,000. APC has entered into a one year lease with Colorado. Each party can terminate the lease with 180 days written notice. The real estate will soon be listed for sale.

       The loss on disposal of discontinued operations for the twelve weeks ended January 4, 1997 represents the Company's loss on the sale of APC. This amount reflects a provision for certain liabilities related to the sale and is net of an anticipated gain on the sale of APC's real estate of $367,000. APC also incurred expenses of $281,000 subsequent to January 4, 1997 resulting from the early termination of the revolving line of credit established on October 4, 1996. The Company will reflect an extraordinary charge of $281,000 in the fourth quarter for these expenses.

       As a result of the sale of APC's assets, the Company's Board of Directors terminated the original restructuring plan for a spin-off of the non-Sattel businesses. The Company has adopted a revised restructuring plan to sell C&L and Valley. The revised restructuring plan has been approved by the Board of Directors.
The Company anticipates the sale of these businesses will be completed within one year. In the second quarter financial statements, the Company recorded a charge of $3.5 million for the estimated loss on disposal in connection with the original restructuring plan. The Company believes that the reserve for loss recorded at January 4, 1997 of $4,077,000 is sufficient to cover all estimated expenses and net losses to be incurred with respect to its revised restructuring plan.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Pro Forma Financial Information:
                  The following unaudited pro forma condensed
              consolidated financial information is filed with this report:

                   Pro Forma Condensed Consolidated Balance Sheet
                     at January 4, 1997
                   Pro Forma Condensed Consolidated Statements of
                     Operations for the 52 Weeks Ended March 30,
                     1996 and the 40 Weeks Ended January 4, 1997


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE DIANA CORPORATION
                                      (Registrant)


Date:  February 18, 1997         /s/ R. Scott Miswald
                                     Vice President and Treasurer

                      PRO FORMA FINANCIAL INFORMATION

                   THE DIANA CORPORATION AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JANUARY 4, 1997
                                 UNAUDITED
                           (DOLLARS IN THOUSANDS)

                                                    Pro Forma        Pro
                                   Historical      Adjustments      Forma
                                   ----------      -----------      -----
ASSETS
Current assets
  Cash                              $ 2,800          $   431       $ 3,231
  Receivables                         8,341                          8,341
  Inventories                         3,247                          3,247
  Net assets of discontinued
   operations                         2,379              590         2,969
  Other current assets                1,546                          1,546
                                     ------            -----        ------
    Total current assets             18,313            1,021        19,334

Property and equipment, net           2,088                          2,088
Intangible assets                     3,805                          3,805
Net assets of discontinued
 operations                           8,350           (1,021)        7,329
Other assets                          3,187                          3,187
                                     ------            -----        ------
                                    $35,743           $    0       $35,743
                                     ======            =====        ======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Accounts payable                  $ 3,997                        $ 3,997
  Accrued liabilities and
   other current liabilities          1,449                          1,449
  Current portion of
   long-term debt                       141                            141
                                     ------            -----        ------
    Total current
      liabilities                     5,587                          5,587

Long-term debt                        1,817                          1,817
Other liabilities                       407                            407
Commitments and contingencies
Shareholders' equity                 27,932                         27,932
                                     ------            -----        ------
                                    $35,743           $    0       $35,743
                                     ======            =====        ======

See accompanying notes to pro forma condensed consolidated financial information.

                      PRO FORMA FINANCIAL INFORMATION

                   THE DIANA CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE 52 WEEKS ENDED MARCH 30, 1996
                                 UNAUDITED
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    Pro Forma        Pro
                                   Historical      Adjustments      Forma
                                   ----------      -----------      -----
Net sales                           $267,602        $(267,229)     $   373
Cost of sales                        256,920         (256,756)         164
                                     -------         --------       ------
Gross profit                          10,682          (10,473)         209

Selling and administrative
  expenses                            12,385           (8,558)       3,827
Write-off of goodwill                    852             (852)         ---
                                     -------         --------       ------
Operating loss                        (2,555)          (1,063)      (3,618)

Interest expense                      (1,076)             970         (106)
Non-operating income                     614             (149)         465
Provision for income taxes               (87)              87          ---
Equity in earnings (loss) of
  unconsolidated subsidiaries           (370)             370          ---
Minority interest                        109              478          587
                                     -------         --------       ------
Loss from continuing
 operations                         $ (3,365)       $     693      $(2,672)
                                     =======         ========       ======

Earnings (loss) per
 common share                       $  (.76)                       $  (.61)
                                     ======                         ======

Weighted average number of
 common shares outstanding            4,401                          4,401
                                     ======                         ======

See accompanying notes to pro forma condensed consolidated financial information.

                  THE DIANA CORPORATION AND SUBSIDIARIES

                       NOTES TO PRO FORMA CONDENSED
                    CONSOLIDATED FINANCIAL INFORMATION
                                (Unaudited)


Pro Forma Condensed Consolidated Balance Sheet:

The pro forma adjustment reflects the sale of the following assets of APC: receivables, inventories, machinery and equipment, furniture and fixtures and certain other current assets. It also reflects the assumption of accounts payable and accrued liabilities of APC by the Buyer and the full repayment of all obligations under the revolving line of credit. After these transactions, APC had unrestricted cash of $431,000.

Pro Forma Statement of Operations:

The pro forma statement of operations for the 52 weeks March 30, 1996 ended reflects a pro forma adjustment for the reclassification of the results of operations of APC, C&L and Valley to discontinued operations. The remaining operations consist of Diana's corporate office and Sattel.

The statement of operations for the forty weeks ended January 4, 1997 reflects the results of APC, C&L and Valley as discontinued operations. No further pro forma adjustment are required with respect to the sale of APC.